UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	December 31, 2008

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)
[Missing Graphic Reference]
Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100
(Registrant's telephone number, including area code)

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On Janaury 6, 2009, The Procter & Gamble Company ("P&G") filed a Form 8-K to announce the resignation of Margaret C. Whitman from its Board of Directors.  The electronic signature notation on the Form 8-K was inadvertently omitted.  The proper electronic signature is included below.

ITEM 5.02 (b)       DEPARTURE OF DIRECTOR

On December 31, 2008, Margaret C. Whitman resigned from The Procter & Gamble Company’s Board of Directors.

The Company is filing this 8-K pursuant to Item 5.02(b), "Departure of Certain Officers and Directors."

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:             \s\ E. J. Wunsch
                                                                         E. J. Wunsch
                                 Assistant Secretary
                                                                                     January 6, 2009